UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2024

ASTRANA HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2024, the Board of Directors (the “Board”) of Astrana Health, Inc. (the “Company”) approved the amendment and restatement of the Company’s Restated Bylaws (as amended and restated, the “Amended and Restated Bylaws”), which became effective immediately upon adoption. Among other things, the Amended and Restated Bylaws:

•	establish certain procedural mechanics and disclosure requirements for stockholder nominations of directors and submissions of proposals for other business made in connection with annual and special meetings of stockholders, including to address rules related to the use of universal proxy cards adopted by the Securities and Exchange Commission under Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended;
•	require stockholders directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board; and
•	include various updates throughout to conform to current Delaware law (including the recent amendments to the Delaware General Corporation Law), including amendments relating to stockholder lists and stockholder meeting adjournments.

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes. The description of the changes implemented by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On February 28, 2024, the Board established June 12, 2024, as the date for the Company’s 2024 Annual Meeting of Stockholders. The record date for stockholders eligible to vote at the 2024 Annual Meeting was set for April 23, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Astrana Health, Inc. (effective February 28, 2024).
3.2	Amended and Restated Bylaws of Astrana Health, Inc. (effective February 28, 2024) (marked to show changes).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRANA HEALTH, INC.

Date: February 29, 2024	By:	/s/ Brandon Sim
	Name:	Brandon Sim
	Title:	Chief Executive Officer and President